Exhibit 99.2

FS INVESTMENT

CORPORATION

A Business Development Company

FS Investment Corporation

FIRST QUARTER 2014 FINANCIAL INFORMATION

www.fsinvestmentcorp.com

Important Disclosure Notice

This presentation may contain certain forward-looking statements, including statements with regard to the future performance of FS Investment Corporation (FSIC, we or us). Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in FSIC’s operations or the economy due generally to terrorism or natural disasters, future changes in laws or regulations and conditions in FSIC’s operating area, and the price at which shares of common stock may trade on the New York Stock Exchange LLC (NYSE). Some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission (SEC). FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains summaries of certain financial and statistical information about FSIC. The information contained in this presentation is summary information that is intended to be considered in the context of FSIC’s SEC filings and other public announcements that FSIC may make, by press release or otherwise, from time to time. FSIC undertakes no duty or obligation to publicly update or revise the information contained in this presentation. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FSIC, or information about the market, as indicative of FSIC’s future results.

This presentation contains certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP). FSIC uses these non-GAAP financial measures internally in analyzing financial results and believes that the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing results and trends and in comparing FSIC’s financial results with other business development companies.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with FSIC’s consolidated financial statements prepared in accordance with GAAP. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the table on page 15 included in this presentation and investors are encouraged to review the reconciliation.

Certain figures in this presentation have been rounded.

FS INVESTMENT

CORPORATION

A Business Development Company

Financial and Portfolio Highlights

Financial Highlights

(all per share amounts are basic and diluted)1 Q1-14 Q4-13 Q1-13

Net investment income per share $0.22 $0.20 $0.20

Adjusted net investment income per share2* $0.24 $0.24 $0.23

Total net realized and unrealized gain (loss) on investments per share $0.10 $0.10 $0.13

Net increase (decrease) in net assets resulting from operations (Earnings per Share) $0.32 $0.30 $0.33

Stockholder distributions per share3 $0.2160 $0.2137 $0.2025

Net asset value per share at period end $10.28 $10.18 $10.10

Weighted average shares outstanding 260,185,661 258,262,842 252,606,873

Shares outstanding, end of period 261,301,955 259,320,161 253,646,574

Portfolio Highlights

(in thousands) Q1-14 Q4-13 Q1-13

Purchases $471,491 $437,173 $649,916

Sales and redemptions (566,115) (535,910) (543,817)

Net portfolio activity ($94,624) ($98,737) $106,099

Total fair value of investments $4,077,627 $4,137,581 $4,084,029

Total assets $4,503,667 $4,444,577 $4,527,860

*See page 15 hereof for reconciliations between net investment income per share and adjusted net investment income per share. Endnotes begin on page 16.

FS INVESTMENT

CORPORATION

A Business Development Company

Select Historical Information

(dollar amounts in thousands)	As of 3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Investments, at fair value	$4,077,627	$4,137,581	$4,200,801	$3,988,992	$4,084,029
Portfolio Data					
Number of Portfolio Companies	148	165	182	200	245
Average Annual EBITDA of Portfolio Companies	$174,200	$190,700	$252,900	$261,000	$294,100
Weighted Average Purchase Price of Investments (as a % of par or stated value)	97.1%	97.3%	97.3%	97.1%	95.7%
Weighted Average Credit Rating of Investments that were Rated[4]	B3	B3	B3	B3	B3
% of Investments on Non-Accrual[5]	-	-	-	-	-
Asset Class (based on fair value)					
Senior Secured Loans — First Lien	50%	51%	51%	53%	49%
Senior Secured Loans — Second Lien	22%	22%	22%	21%	21%
Senior Secured Bonds	10%	9%	9%	10%	12%
Subordinated Debt	10%	10%	11%	11%	13%
Collateralized Securities	3%	4%	3%	2%	2%
Equity/Other	5%	4%	4%	3%	3%
Portfolio Composition by Strategy (based on fair value)[6]					
Direct Originations	57%	51%	52%	42%	31%
Opportunistic	26%	28%	25%	30%	32%
Broadly Syndicated/Other	17%	21%	23%	28%	37%
Interest Rate Type (based on fair value)					
% Variable Rate	71.3%	72.2%	70.0%	73.0%	69.6%
% Fixed Rate	22.9%	23.5%	26.3%	23.8%	27.2%
% Income Producing Equity or Other Investments	2.5%	2.4%	2.2%	2.0%	1.6%
% Non-Income Producing Equity or Other Investments	3.3%	1.9%	1.5%	1.2%	1.6%
Yields					
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	10.2%	10.1%	10.4%	10.4%	10.4%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) — Excluding Non-Income Producing Assets	10.3%	10.2%	10.6%	10.6%	10.6%

Page 4

FS INVESTMENT CORPORATION
A Business Development Company

Select Direct Origination Information

For the

(dollar amounts in thousands) Three Months Ended 3/31/2014 Year Ended 12/31/2013

New Direct Originations

Total Commitments (including Unfunded Commitments) $369,033 $1,559,115

Exited Investments (including partial paydowns) (126,964) (519,894)

Net Direct Originations $242,069 $1,039,221

New Direct Originations by Asset Class

Senior Secured Loans — First Lien 24% 71%

Senior Secured Loans — Second Lien 65% 15%

Senior Secured Bonds 4% —

Subordinated Debt 2% 11%

Collateralized Securities — 1%

Equity/Other 5% 2%

Average New Direct Origination Commitment Amount $28,387 $55,683

Weighted Average Maturity for New Direct Originations 10/12/20 1/1/19

Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct

Originations during Period 9.1% 10.5%

Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct

Originations during Period — Excluding Non-Income Producing Assets 9.6% 10.6%

Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Investments

Exited during Period 9.4% 14.0%

As of

Characteristics of All Direct Originations held in Portfolio 3/31/2014 12/31/2013

Direct Originations, at fair value $2,306,225 $2,096,806

Number of Portfolio Companies 40 35

Average Annual EBITDA of Portfolio Companies $38,700 $34,900

Average Leverage Through Tranche of Portfolio Companies — Excluding Equity/Other and Collateralized Securities 4.0x 4.0x

% of Investments on Non-Accrual — —

Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct

Originations 9.8% 9.9%

Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct

Originations — Excluding Non-Income Producing Assets 10.0% 10.0%

FS INVESTMENT

CORPORATION

A Business Development Company

Quarterly Operating Results

Three Months Ended

(dollar amounts in thousands, except per share amounts) 3/31/2014 12/31/2013 9/30/2013 6/30/2013 3/31/2013

Total investment income $114,796 $116,866 $123,307 $124,349 $110,044

Total operating expenses (58,919) (59,446) (54,793) (50,294) (59,315)

Net investment income before taxes $55,877 $57,420 $68,514 $74,055 $50,729

Excise taxes — (5,000) (742) — —

Net investment income $55,877 $52,420 $67,772 $74,055 $50,729

Total net realized and unrealized gain (loss) on investments 24,183 24,388 (8,155) (27,116) 31,747

Net increase (decrease) in net assets resulting from operations $80,060 $76,808 $59,617 $46,939 $82,476

Per share1

Net investment income $0.22 $0.20 $0.26 $0.29 $0.20

Adjusted net investment income2 $0.24 $0.24 $0.25 $0.27 $0.23

Net increase (decrease) in net assets resulting from operations

(Earnings per Share) $0.32 $0.30 $0.23 $0.18 $0.33

Stockholder distributions3 $0.2160 $0.2137 $0.2093 $0.2048 $0.2025

Weighted average shares outstanding 260,185,661 258,262,842 256,108,444 254,213,036 252,606,873

Shares outstanding, end of period 261,301,955 259,320,161 257,190,300 255,214,659 253,646,574

FS INVESTMENT

CORPORATION

A Business Development Company

Quarterly Operating Results Detail

Three Months Ended

(in thousands) 3/31/2014 12/31/2013 9/30/2013 6/30/2013 3/31/2013

Investment income

Interest income $104,711 $109,907 $109,886 $105,503 $102,214

Fee income 10,085 6,903 11,975 10,442 7,764

Dividend income — 56 1,446 8,404 66

Total investment income $114,796 $116,866 $123,307 $124,349 $110,044

Operating expenses

Management fees $22,371 $22,706 $22,720 $22,615 $22,206

Capital gains incentive fees7 4,836 4,794 (1,548) (5,423) 6,350

Subordinated income incentive fees 15,178 14,303 16,555 17,167 14,228

Administrative services expenses 1,200 1,131 1,243 1,355 1,436

Stock transfer agent fees 451 420 610 900 890

Accounting and administrative fees 332 327 343 355 365

Interest expense 12,700 13,653 13,098 11,876 12,136

Directors’ fees 265 254 241 223 225

Other general and administrative expenses 1,586 1,858 1,531 1,226 1,479

Total operating expenses $58,919 $59,446 $54,793 $50,294 $59,315

Net investment income before taxes $55,877 $57,420 $68,514 $74,055 $50,729

Excise taxes — (5,000) (742) — —

Net investment income $55,877 $52,420 $67,772 $74,055 $50,729

FS INVESTMENT

CORPORATION

A Business Development Company

Quarterly Gain/Loss Information

Three Months Ended

(in thousands) 3/31/2014 12/31/2013 9/30/2013 6/30/2013 3/31/2013

Realized gain/loss

Net realized gain (loss) on investments $13,822 $9,794 $6,602 $16,447 $14,171

Net realized gain (loss) on foreign currency (19) (79) 70 (39) (63)

Total net realized gain (loss) $13,803 $9,715 $6,672 $16,408 $14,108

Unrealized gain/loss

Net change in unrealized appreciation (depreciation) on investments $10,335 $14,855 ($14,857) ($43,498) $17,518

Net change in unrealized gain (loss) on foreign currency 45 (182) 30 (26) 121

Total net unrealized gain (loss) $10,380 $14,673 ($14,827) ($43,524) $17,639

Total net realized and unrealized gain (loss) on investments $24,183 $24,388 ($8,155) ($27,116) $31,747

FS INVESTMENT

CORPORATION

A Business Development Company

Quarterly Balance Sheets

As of

(in thousands, except per share amounts) 3/31/2014 12/31/2013 9/30/2013 6/30/2013 3/31/2013

Assets

Investments, at fair value $4,077,627 $4,137,581 $4,200,801 $3,988,992 $4,084,029

Cash 297,685 227,328 290,439 380,252 362,896

Receivable for investments sold and repaid 67,779 26,722 85,341 73,897 21,134

Interest receivable 55,327 47,622 51,075 42,603 52,460

Deferred financing costs 4,845 5,168 5,757 6,347 6,930

Prepaid expenses and other assets 404 156 172 292 411

Total assets $4,503,667 $4,444,577 $4,633,585 $4,492,383 $4,527,860

Liabilities

Payable for investments purchased $24,321 $23,423 $44,648 $22,740 $182,608

Credit facilities payable 738,482 723,682 986,421 986,421 978,646

Repurchase agreement payable 950,000 950,000 906,083 811,917 700,000

Stockholder distributions payable 18,814 18,671 17,939 17,801 17,121

Management fees payable 22,375 22,700 22,808 22,638 24,342

Accrued capital gains incentive fees 35,379 32,133 27,339 28,887 35,168

Subordinated income incentive fees payable 15,178 14,303 16,555 17,167 15,601

Administrative services expense payable 1,820 1,153 1,361 1,032 1,545

Interest payable 10,302 10,563 10,545 9,721 9,489

Directors’ fees payable 254 254 229 218 -

Other accrued expenses and liabilities 1,573 6,703 1,967 2,293 2,664

Total liabilities $1,818,498 $1,803,585 $2,035,895 $1,920,835 $1,967,184

Stockholders’ Equity

Preferred stock, $0.001 par value - - - - -

Common stock, $0.001 par value $261 $259 $257 $255 $254

Capital in excess of par value 2,487,105 2,466,753 2,451,662 2,431,513 2,415,470

Accumulated undistributed net realized gains on investments and gain/loss on foreign currency 69,147 55,344 5,014 2,467 2,467

Accumulated undistributed (distributions in excess of) net investment income 34,962 35,322 72,116 53,845 15,493

Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency 93,694 83,314 68,641 83,468 126,992

Total stockholders’ equity $2,685,169 $2,640,992 $2,597,690 $2,571,548 $2,560,676

Total liabilities and stockholders’ equity $4,503,667 $4,444,577 $4,633,585 $4,492,383 $4,527,860

Net asset value per share of common stock at period end $10.28 $10.18 $10.10 $10.08 $10.10

FS INVESTMENT

CORPORATION

A Business Development Company

Financing Arrangements

Facilities as of March 31, 2014[8]	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
(in thousands)					
Arch Street Credit Facility[9]	Revolving	L + 2.05%	$373,682	-	August 29, 2016
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000	-	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000	-	April 15, 2017
Walnut Street Credit Facility	Revolving	L+ 1.50% to 2.50%	$239,800	$60,200	May 17, 2017

Total debt outstanding under debt facilities	$1,688,482
Debt/equity ratio[10]	62.9%
Weighted average effective interest rate on borrowings	2.8%
% of debt outstanding at fixed interest rates	56.3%
% of debt outstanding at variable interest rates	43.7%

Facilities as of December 31, 2013	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
(in thousands)					
Arch Street Credit Facility	Revolving	L + 1.75%	$373,682	$176,318	August 29, 2015
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000	—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000	—	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.75%	$225,000	$25,000	May 17, 2017

Total debt outstanding under debt facilities	$1,673,682
Debt/equity ratio[10]	63.4%
Weighted average effective interest rate on borrowings	2.8%
% of debt outstanding at fixed interest rates	56.8%
% of debt outstanding at variable interest rates	43.2%

Page 10

FS INVESTMENT CORPORATION
A Business Development Company

Distribution History11

$ 0.14 $0.07 $0.07 $0.12 $0.05 $0.05 $0.10

Regular cash distributions per share $0.02

Special cash distributions per share $0.015 $0.08

$0.01 $0.06 $0.04 $0.02 $0.00

Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 Jan-13 Jul-13 Jan-14

On March 31, 2014, FSIC’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share. The increase in the regular monthly cash distribution to $0.07425 per share commenced with the regular monthly cash distribution payable on April 30, 2014 to stockholders of record as of April 29, 2014.

On May 5, 2014, FSIC’s board of directors declared a regular monthly cash distribution of $0.07425 per share. The regular monthly distribution will be paid on or about May 30, 2014 to stockholders of record on May 29, 2014.

As of March 31, 2014, FSIC had approximately $151.3 million ($0.58 per share based on shares outstanding) of undistributed net investment income and realized gains on a tax basis.

FSIC’s board of directors intends to declare two special cash distributions, each in the amount of $0.10 per share, that will be paid on or about August 15, 2014 and November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively.

FS INVESTMENT

CORPORATION

A Business Development Company

Investment Portfolio

Industry Diversification

As of March 31, 2014, based on fair value.

Capital Goods

Commercial & Professional Services 4% 4%

Consumer Durables & Apparel

Consumer Services 9% 23%

Diversified Financials 1% 2%

Energy

Food & Staples Retailing 5%

Health Care Equipment & Services 6%

Household & Personal Products 6%

Materials 2% 8%

Media 4%

Pharmaceuticals, Biotechnology & Life Sciences 1%

Retailing 10% 12% 3%

Software & Services

Technology Hardware & Equipment

Telecommunication Services

As of March 31, 2014, FSIC’s three largest industry concentrations based on fair value were Capital Goods (23%); Consumer Services (12%); and Energy (10%).

As of March 31, 2014, FSIC had portfolio assets that, for each industry, amounted to less than 1% based on fair value in Automobiles & Components; Food, Beverage & Tobacco; Insurance; and Transportation.

FS INVESTMENT

CORPORATION

A Business Development Company

Issuer Concentration

Issuer Concentration

Top ten portfolio companies as of March 31, 2014, based on fair value and excluding unfunded commitment amounts.

Infiltrator Systems, Inc. 4.9%

Safariland, LLC 4.6% 3.6%

OSP Group, Inc. 3.6% 3.4%

ThermaSys Corp. 3.2%

Dent Wizard International Corp. 3.0%

All Other Investments, 2.5%

Caesars Entertainment Resort Properties, LLC 66.9% 2.2%

Corel Corp. 2.1%

Sorenson Communication, Inc.

PSAV Acquisition Corp.

HBC Solutions, Inc.

FSIC’s top ten portfolio companies by fair value represent 33.1% of the company’s total portfolio.

FS INVESTMENT

CORPORATION

A Business Development Company

Portfolio Asset Quality

As of

March 31, 2014 December 31, 2013 March 31, 2013

Investment Rating12

Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio

1 $423,296 11% $510,687 12% $175,741 4%

2 3,276,702 80% 3,244,518 79% 3,538,700 87%

3 329,600 8% 340,238 8% 242,746 6%

4 41,093 1% 40,034 1% 123,608 3%

5 6,936 0% 2,104 0% 3,234 0%

Total $4,077,627 100% $4,137,581 100% $4,084,029 100%

Investment Rating Summary Description

1 Investment exceeding expectations and/or capital gain expected.

2 Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3 Performing investment requiring closer monitoring.

4 Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

5 Underperforming investment with expected loss of interest and some principal.

FS INVESTMENT

CORPORATION

A Business Development Company

Reconciliation of Non-GAAP Financial Measures

3-Months Ended

3/31/2014 12/31/2013 9/30/2013 6/30/2013 3/31/2013

GAAP net investment income per share $0.22 $0.20 $0.26 $0.29 $0.20

Plus capital gains incentive fees per share $0.02 $0.02 ($0.01) ($0.02) $0.03

Plus excise taxes per share - $0.02 - - -

Adjusted net investment income per share $0.24 $0.24 $0.25 $0.27 $0.23

FS INVESTMENT

CORPORATION

A Business Development Company

End Notes

1) The per share data was derived by using the weighted average shares of our common stock outstanding during the applicable period.

2) Adjusted net investment income is a non-GAAP financial measure. In prior disclosure relating to previous periods, we presented adjusted net investment income as GAAP net investment income excluding the accrual for the capital gains incentive fee attributable to unrealized gains and excise taxes; however, for purposes of this presentation, we present adjusted net investment income for all periods as GAAP net investment income excluding the accrual for the capital gains incentive fee for realized and unrealized gains and excise taxes. We use this non-GAAP financial measure internally in analyzing financial results and believe that the use of this non-GAAP financial measure is useful to investors as an additional tool to evaluate ongoing results and trends and in comparing our financial results with other business development companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Reconciliations of GAAP net investment income to adjusted net investment income can be found on page 15 of this presentation.

3) The per share data for distributions reflects the actual amount of distributions paid per share of our common stock during the applicable period.

4) The weighted average credit rating of investments is the weighted average credit rating of the investments in our portfolio that were rated, based upon the scale of Moody’s Investors Service, Inc. As of March 31, 2014, approximately 32.5% of our portfolio (based on the fair value of our investments) was rated.

5) We record interest income on an accrual basis. Generally, investments are placed on non-accrual when the collection of future interest and principal payments is uncertain.

6) We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to leverage our relationship with GSO / Blackstone Debt Funds Management LLC and its global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured specifically for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not expect to make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and collateralized securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

FS INVESTMENT

CORPORATION

A Business Development Company

End Notes (Cont’d)

7) During the three months ended March 31, 2014, we accrued capital gains incentive fees of $4,836 based on the performance of our portfolio, of which $5,035 was based on realized gains and ($199) was based on unrealized gains. No such fee is actually payable by us with respect to unrealized gains unless and until those gains are actually realized. We paid FB Advisor $1,590 in capital gains incentive fees during the three months ended March 31, 2014.

8) On April 3, 2014, we entered into a revolving credit facility with ING Capital LLC, as administrative agent, and other lenders, or the ING credit facility. The credit facility provides for borrowings of up to $300 million, with an option for us to request up to $100 million of additional commitments. Obligations under the credit facility are guaranteed by all of the company’s subsidiaries, other than its special-purpose financing subsidiaries. Obligations under the credit facility are secured by a first priority security interest in substantially all of the assets of the company and the subsidiary guarantors thereunder. Interest on used portions of the credit facility is payable at a rate of LIBOR plus 2.50% or, at our election, base rate plus 1.50%. For additional information regarding the ING credit facility, see Note 11 to our unaudited consolidated financial statements for the quarterly period ended March 31, 2014.

9) On March 31, 2014, Arch Street Funding LLC and Citibank N.A. amended the Arch Street credit facility to, among other things, reduce the maximum commitments thereunder to $350,000. On April 2, 2014, Arch Street repaid $23,682 on the Arch Street credit facility.

10) The debt/equity ratio is the ratio of total debt outstanding to stockholder’s equity as of the applicable date.

11) To date, no portion of any distributions paid to stockholders have been paid from offering proceeds or borrowings. A portion of our future distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by us from our portfolio companies.

Any such return of capital will not reduce the amounts available to us for investments. The payment of future distributions on our common stock is not guaranteed and is subject to the discretion of our board of directors and applicable legal restrictions, and therefore there can be no assurance as to the amount or timing of any such future distributions.

12) Based on the investment rating system as described in our quarterly report on Form 10-Q for the period ended March 31, 2014, under the heading

“Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Asset Quality.”

FS INVESTMENT

CORPORATION

A Business Development Company

Corporate Information

Board of Directors	Executive Officers	Investor Relations Contact
Michael C. Forman Chairman of the Board Chief Executive Officer	**Michael C. Forman** Chairman of the Board Chief Executive Officer	**Ben Holman** Phone: (215)-220-6266 Email: ben.holman@franklinsquare.com
David J. Adelman Vice Chairman President and Chief Executive Officer of Campus Apartments, Inc.	**Gerald F. Stahlecker** President	
Michael J. Hagan Lead Independent Director Chairman, President and Chief Executive of LifeShield Security, Inc.	**Brad Marshall** Senior Portfolio Manager Managing Director, GSO / Blackstone	
Gregory P. Chandler Chief Financial Officer of Emtec, Inc.	**Zachary Klehr** Executive Vice President	
Barry H. Frank Partner with law firm of Archer & Greiner, P.C.	**Sean Coleman** Managing Director	
Thomas J. Gravina Executive Chairman of GPX Enterprises, L.P.	**William Goebel** Chief Financial Officer	
Jeffrey K. Harrow Chairman of Sparks Marketing Group, Inc.	**Salvatore Faia** Chief Compliance Officer	
Michael Heller President and Chief Executive Officer of Cozen O'Conner	**Stephen S. Sypherd** Vice President, Treasurer and Secretary	
Paul Mendelson Senior Advisor for Business Development for Lincoln Investment Planning, Inc		
Pedro A. Ramos Partner with law firm of Schnader Harrison Segal & Lewis, LLP		

Page 18

FS INVESTMENT CORPORATION
A Business Development Company